                                                           SEMIANNUAL REPORT TO
                                                    SHAREHOLDERS FOR THE PERIOD
                                                           ENDED APRIL 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD (SM)

[LOGO]
Offering investors the opportunity for high current income, liquidity and security of principal

KEMPER
U.S. GOVERNMENT SECURITIES FUND

                  "...Because mortgages tend to perform well
                 in a tight-range bound environment, we kept
                 the fund fully allocated to mortgages. ..."



                                                             [KEMPER FUNDS LOGO]

At A GLANCE

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO STATISTICS
8
PORTFOLIO OF
INVESTMENTS
10
FINANCIAL STATEMENTS
12
NOTES TO
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS
18
SHAREHOLDERS' MEETING


AT A GLANCE
-----------------------------------------------------------------------------
KEMPER U.S. GOVERNMENT SECURITIES
FUND TOTAL RETURNS
-----------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE):

                                  [BAR GRAPH]

-----------------------------------------------------------------------------

CLASS A                                     3.34%
CLASS B                                     2.87%
CLASS C                                     2.87%
LIPPER GNMA BOND FUNDS CATEGORY AVERAGE*    3.17%
-----------------------------------------------------------------------------



Returns and rankings are historical and do not represent future performance. Returns, rankings and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/98   10/31/97
-----------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT
    SECURITIES FUND CLASS A         $8.80     $8.81
-----------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT
    SECURITIES FUND CLASS B         $8.79     $8.80
-----------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT
    SECURITIES FUND CLASS C         $8.81     $8.82
-----------------------------------------------------------------------------

KEMPER U.S. GOVERNMENT SECURITIES
 FUND RANKINGS

 COMPARED TO ALL OTHER FUNDS IN THE LIPPER GNMA BOND FUNDS CATEGORY*

                  CLASS A       CLASS B      CLASS C
-----------------------------------------------------------------------------
       1-YEAR      #24 of       #46 of        #45 of
                  52 funds     52 funds      52 funds
-----------------------------------------------------------------------------
       5-YEAR      #12 of         N/A          N/A
                  30 funds
-----------------------------------------------------------------------------
      10-YEAR      #14 of         N/A          N/A
                  24 funds
-----------------------------------------------------------------------------
      15-YEARS     #2 of          N/A          N/A
                  5 funds
-----------------------------------------------------------------------------
      20-YEARS     #1 of          N/A          N/A
                  3 funds
-----------------------------------------------------------------------------

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF APRIL 30, 1998.

                           CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------------
    SIX-MONTHS INCOME:     $0.3000   $0.2589   $0.2600
-----------------------------------------------------------------------------
    APRIL DIVIDEND:        $0.0500   $0.0430   $0.0432
-----------------------------------------------------------------------------
    ANNUALIZED
    DISTRIBUTION RATE+:      6.82%     5.87%     5.88%
-----------------------------------------------------------------------------
    SEC YIELD:+              6.10%     5.44%     5.46%
-----------------------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 1998. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 1998, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the
Securities and Exchange Commission.

Terms To KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR INCOME STYLE BOX
--------------------------------------------------------------------------------

Source: Morningstar, Inc., Chicago, IL 312-696-6000. (Morningstar's Style Box is based on a portfolio date as of April 30, 1998.) The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.


Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ASIAN CONTAGION Term used to describe the overflow effect of Southeast Asia's markets and currency troubles onto neighboring Asian countries and the global economy.

GINNIE MAE Short for Government National Mortgage Association and securities guaranteed by that agency.

DURATION A measure of the interest rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER
FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

        As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

        Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

        While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

        On April 27, expectations were tested by reports that the Federal Reserve Board ("the Fed") was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. But at its monetary policy meeting on May 19, the Fed chose to leave interest rates alone. In the coming months, the Fed could raise rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

        Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

        Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 13 percent year-to-date through the end of May. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.

        U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between
2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.

        Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.

        Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

        Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet

ECONOMIC OVERVIEW


--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                           NOW (5/31/98)      6 MONTHS AGO     1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        5.65               5.81            6.49             6.91
PRIME RATE(2)                   8.5                8.5             8.5              8.25
INFLATION RATE(3)*              1.5                1.89            2.23             2.89
THE U.S. DOLLAR(4)              6.86              10.26            5.52             9.15
CAPITAL GOODS ORDERS(5)*        9.28              10.28            7.16             3.48
INDUSTRIAL PRODUCTION(5)*       3.85               5.76            4.28             3.79
EMPLOYMENT GROWTH(6)            2.61               2.8             2.5              2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Change in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of April 30, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
June 10, 1998

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS ALSO A PORTFOLIO MANAGER OF KEMPER U.S. GOVERNMENT SECURITIES FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

THE GOVERNMENT BOND MARKET VACILLATED FROM NOVEMBER 1, 1997 THROUGH APRIL 30, 1998, THE FISCAL SEMIANNUAL PERIOD FOR KEMPER U.S. GOVERNMENT SECURITIES FUND, AS WORLDWIDE ECONOMIC EVENTS SPOTLIGHTED U.S. TREASURIES. PORTFOLIO MANAGER RICHARD VANDENBERG SHARES HIS INSIGHT TO THE MARKET AND HIS STRATEGY FOR THE FUND, WHICH PERFORMED WELL IN THE PERIOD.

Q     HOW DID KEMPER U.S. GOVERNMENT SECURITIES FUND PERFORM DURING THE
SIX-MONTH PERIOD ENDED APRIL 30, 1998?

A     I'm happy to report that the fund had another strong period. Class A shares (unadjusted for any sales charge) outperformed the peer group, Lipper Analytical Services GNMA Bond Funds category, with a gain of 3.34 percent from November 1, 1997 through April 30, 1998, compared with Lipper's 3.17 percent gain. Class B and C shares each advanced 2.87 percent for the period.

Q     HOW DID YOU STRUCTURE THE FUND'S PORTFOLIO TO ACHIEVE THESE POSITIVE
RESULTS?

A     In any given day, we spend a lot of time deciding how much of the portfolio should be allocated to mortgages and how much to U.S. Treasuries. The fund is basically comprised of two types of government bonds -- Treasuries and Ginnie Maes, or mortgage securities guaranteed by the Government National Mortgage Association. The fund usually also holds a few traditional mortgage-backed bonds. In a decreasing interest rate environment, mortgages tend to underperform Treasuries, and the opposite holds true in an increasing interest rate environment. One easy way to understand this concept is by accepting that as interest rates fall, home owners tend to refinance their mortgages at the new lower rates. Mortgage bonds, therefore, will suffer from prepayment of the underlying mortgages.

      During Kemper U.S. Government Securities Fund's six-month period ended April 30, 1998, however, we had an unusual interest rate situation. The benchmark 30-year Treasury bond crept from a high of 6.19 percent on November 6, 1997 to 5.96 percent to close out the six-month period on April 30, 1998. It did not go higher than the 6.19 percent and the lowest it fell was to
5.74 percent on January 8, 1998. This is considered a very tight trading range, and the government market has remained in one of the longest tight trading ranges I've witnessed. Mortgages tend to perform well in a tight-range bound environment, so we kept the fund fully allocated to mortgages.

      This tight range also explains why we kept the fund's duration neutral. Duration is a measurement of a fund's sensitivity to interest rates -- the shorter the duration, the less sensitive the fund is to interest rate changes. When the interest rate remains somewhat stable, as it had been, we want to be neither too long (aggressive), nor short (defensive). This, again, is achieved by what kinds of mortgages we buy.

      We've positioned the fund to be prepared for when the tight trading range breaks, whether interest rates go up or down.

PERFORMANCE UPDATE



Q     THAT GIVES US A GOOD LOOK AT THE BIG PICTURE. WHAT DID YOU DO MORE
SPECIFICALLY WITH THE FUND, AND WHY?

A     Well, in November, December and early January, we kept the fund underweighted in premium and par coupon mortgages and overweighted in discounts (in relation to our peers). We also kept the fund's duration somewhat longer at the beginning of the period. Beginning in December, we shortened it to a more neutral stance figuring that much of the "good news" from the 'Asian contagion' was already priced in market yields. We thought that perhaps the market was overbought at that point. It turned out to be the right strategy. The fund gained 1.03 percent in December and 1.14 percent in January.

      The market took a slight hit in February following Federal Reserve Chairman Alan Greenspan's Humphrey Hawkins speech, in which he said his balanced outlook on the economy was based on continued strong domestic growth offset by the ongoing Southeast Asia crisis and low inflation. However, yield levels in the government market had an easing by the Federal Reserve Board (the
Fed) priced into them and after Greenspan explained his neutral outlook, yields rose. The fund's performance was inhibited by its high allocation in February to Ginnie Maes rather than conventional mortgages, which outperformed Ginnie Maes.

      The market continued its back and forth reactions to news of Southeast Asia and domestic growth through the end of the period. We kept the fund in a neutral duration throughout this period, as I've mentioned earlier.

Q     WASN'T THERE TALK IN APRIL ABOUT THE FEDERAL RESERVE BOARD RAISING
INTEREST RATES?

A     As different economic reports were released, there was a ripple effect throughout the market as fears of a Fed tightening ebbed and flowed. The vacillation depended on the degree to which those reports showed weakness related to Asia or strength related to domestic spending. Reports that domestic consumption was strong and the labor market was tight led people to think the Fed would raise rates, but the very next day another report stating that imports were increasing while exports were decreasing sent the opposite message. The Fed typically raises rates to slow down the economy, in effect, to make money more expensive with the intention to stave off inflation. Inflation historically is the natural economic effect of above trend domestic growth and raises the potential for the Fed to increase rates. However, Southeast Asia's problems are containing prices here in the United States. As long as imported products remain cheap, it's unlikely domestic suppliers could raise prices and start an inflationary trend.

      We will continue to keep a close eye on the various economic reports as they are released to look for signs of potential inflation and adjust the portfolio accordingly.

Q     AT THE START OF THE FUND'S REPORTING PERIOD, PROBLEMS IN SOUTHEAST ASIA
CREATED AN IMMEDIATE 'FLIGHT TO QUALITY' BY INVESTORS AROUND THE WORLD. DID THIS EVENT HAVE ANY ENDURING AFFECT ON THE GOVERNMENT SECURITIES MARKET?

A     We're still waiting to see. The government markets benefited from the flight to quality, which is the typical market reaction whenever and wherever a major global event rocks a currency. But that's somewhat short lived. Again, Southeast Asia's situation has kept a lid on inflation here. The fallout is something we need to continue to monitor as its full effect has yet to impact domestic U.S. growth.

Q     WHAT'S YOUR OUTLOOK FOR THE GOVERNMENT BOND MARKET?

A     With the Asian crisis not improving, U.S. Treasuries still stand tall as the safest securities in the world. That continued demand is a positive for the market. Also, our government has gone from net fiscal deficit to net surplus and the supply of government securities will continue to decrease. This decreased supply is also a boon for the market.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

------------------------------------------------------------------------------------------------------
                                             ON 4/30/98        ON 10/31/97
------------------------------------------------------------------------------------------------------
GNMA                                              86%               87%
------------------------------------------------------------------------------------------------------
OTHER MORTGAGE-BACKED SECURITIES                   5                 5
------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES            6                 6
------------------------------------------------------------------------------------------------------
LONG-TERM GOVERNMENT SECURITIES                    2                 2
------------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS                               1                --
------------------------------------------------------------------------------------------------------
                                                 100%              100%

                                     [PIE CHART]        [PIE CHART]
                                      ON 4/30/98        ON 10/31/97

YEARS TO MATURITY

------------------------------------------------------------------------------------------------------
                                             ON 4/30/98        ON 10/31/97
------------------------------------------------------------------------------------------------------
LESS THAN 5                                       24%               38%
------------------------------------------------------------------------------------------------------
5-10 YEARS                                        74                60
------------------------------------------------------------------------------------------------------
11-20 YEARS                                        1                 1
------------------------------------------------------------------------------------------------------
21+ YEARS                                          1                 1
------------------------------------------------------------------------------------------------------
                                                 100%              100%

                                     [PIE CHART]        [PIE CHART]
                                      ON 4/30/98        ON 10/31/97
AVERAGE MATURITY

------------------------------------------------------------------------------------------------------
                                           ON 4/30/98        ON 10/31/97
------------------------------------------------------------------------------------------------------
AVERAGE MATURITY                            6.0 years          7.5 years
------------------------------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                 COUPON
U.S. GOVERNMENT OBLIGATIONS                        TYPE           RATE     MATURITY      PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                         Pass-through          6.00%     2023-2026        $  3,532         $    3,428
MORTGAGE ASSOCIATION - 85.5%                certificates          6.50      2023-2026         469,097            465,876
(Cost: $2,810,701)                                                7.00      2011-2028         800,223            810,968
                                                                  7.50      2007-2028         761,821            787,011
                                                                  8.00      2016-2027         517,221            543,691
                                                                  8.50      2016-2028         105,541            111,454
                                                                  9.00      2005-2028         102,416            110,172
                                                                  9.50      2009-2027          42,796             46,329
                                                                 10.00      2009-2022          41,571             45,767
                                                                 10.50      2013-2021          16,597             18,299
                                            ----------------------------------------------------------------------------
                                                                                                               2,942,995
------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                               Bonds                10.75           2003          39,965             48,521
SECURITIES - 8.3%                                                12.375          2004          28,000             37,367
(Cost: $283,982)                                                 10.75           2005           8,930             11,543
                                                                 12.75           2010          82,920            117,422
                                                                 10.625          2015          26,585             39,803
                                                                  6.25           2023          29,500             30,339
                                            ----------------------------------------------------------------------------
                                                                                                                 284,995
------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                            Pass-through          6.50           2026             536                532
MORTGAGE ASSOCIATION - 3.9%                 certificates          7.00      2025-2028          80,893             81,822
(Cost: $132,779)                                                  7.50           2027             510                524
                                                                  8.00           2024           5,897              6,113
                                                                  9.00      2024-2025          43,877             46,509
                                            ----------------------------------------------------------------------------
                                                                                                                 135,500
------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                           Pass-through          9.50           2020          32,286             34,728
MORTGAGE CORPORATION - 1.0%                 certificates
(Cost: $34,725)                             ----------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT OBLIGATIONS--98.7%
                                            (Cost: $3,262,187)                                                 3,398,218
                                            ----------------------------------------------------------------------------




PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT OR
                                                                              NUMBER OF CONTRACTS     VALUE
--------------------------------------------------------------------------------------------------------------
                               Dated April, 1998. Collateralized by Federal Home Loan Mortgage Corporation and
                               Federal National Mortgage Association securities which are monitored daily to ensure their market value exceeds the carrying value of the repurchase agreement.
REPURCHASE
AGREEMENTS - 4.6%
                               Chase Securities Inc.                               $ 20,000         $   20,000
                               (held at The Chase Manhattan Bank,
                               subcustodian)
                               5.51%-5.52%, 5/13/98-5/27/98

                               Goldman, Sachs & Co.                                  95,000             95,000
                               (held at The Bank of New York, subcustodian)
                               5.54%, 5/1/98

                               Nomura Securities International, Inc.                 25,000             25,000
                               (held at The Bank of New York, subcustodian)
                               5.52%, 6/17/98

                               Salomon Brothers, Inc.                                15,000             15,000
                               (held at The Bank of New York, subcustodian)
                               5.52%, 6/24/98
                               -------------------------------------------------------------------------------
                               TOTAL REPURCHASE AGREEMENTS--4.6%
                               (Cost: $155,000)                                                        155,000
                                ------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
LONG CALL OPTION - .1%         U.S. Treasury Bond Futures
(Cost: $3,663)                 September 1998, 120                                    1,752cts.          3,695
                               -------------------------------------------------------------------------------
                               TOTAL INVESTMENTS--103.4%
                               (Cost: $3,420,850)                                                    3,556,913
                               -------------------------------------------------------------------------------
                               LIABILITIES, LESS CASH AND OTHER ASSETS--(3.4)%                        (112,793)
                               -------------------------------------------------------------------------------
                               NET ASSETS--100%                                                     $3,444,120
                               -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $3,420,850,000 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $139,273,000, the gross unrealized depreciation was $3,210,000 and the net unrealized appreciation on investments was $136,063,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (UNAUDITED)
(IN THOUSANDS)


--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments at value
(Cost: $3,420,850)                                              $3,556,913
--------------------------------------------------------------------------
Cash                                                                 1,027
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 256,845
--------------------------------------------------------------------------
  Fund shares sold                                                     408
--------------------------------------------------------------------------
  Interest                                                          29,217
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,844,410
--------------------------------------------------------------------------

--------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                            396,439
--------------------------------------------------------------------------
  Fund shares redeemed                                               1,319
--------------------------------------------------------------------------
  Management fee                                                     1,196
--------------------------------------------------------------------------
  Administrative services fee                                          541
--------------------------------------------------------------------------
  Distribution services fee                                             58
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               549
--------------------------------------------------------------------------
  Trustees' fees                                                       188
--------------------------------------------------------------------------
    Total liabilities                                              400,290
--------------------------------------------------------------------------
NET ASSETS                                                      $3,444,120
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $3,860,904
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (665,727)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         136,063
--------------------------------------------------------------------------
Undistributed net investment income                                112,880
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,444,120
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($3,344,555 / 380,160 shares outstanding)                          $8.80
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                        $9.21
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($82,023 / 9,330 shares outstanding)                               $8.79
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($12,071 / 1,371 shares outstanding)                               $8.81
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($5,471 / 622 shares outstanding)                                  $8.80
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
(IN THOUSANDS)

----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
----------------------------------------------------------------------------------------------
Interest income                                                                       $130,926
----------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                         7,355
----------------------------------------------------------------------------------------------
  Administrative services fee                                                            3,350
----------------------------------------------------------------------------------------------
  Distribution services fee                                                                343
----------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                 2,676
----------------------------------------------------------------------------------------------
  Reports to shareholders                                                                  440
----------------------------------------------------------------------------------------------
  Professional fees                                                                         52
----------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                  88
----------------------------------------------------------------------------------------------
    Total expenses                                                                      14,304
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                  116,622
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------

  Net realized gain on sales of investments (including options purchased)               13,797
----------------------------------------------------------------------------------------------
  Net realized loss from futures transactions                                             (411)
----------------------------------------------------------------------------------------------
    Net realized gain                                                                   13,386
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                 (13,604)
----------------------------------------------------------------------------------------------
Net loss on investments                                                                   (218)
----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $116,404
----------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED
                                                                 APRIL 30,          YEAR ENDED
                                                                   1998             OCTOBER 31,
                                                                (UNAUDITED)            1997
-----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment income                                         $  116,622             281,716
-----------------------------------------------------------------------------------------------
  Net realized gain                                                 13,386                 955
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            (13,604)             23,068
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               116,404             305,739
-----------------------------------------------------------------------------------------------
Net equalization charges                                            (7,183)            (20,125)
-----------------------------------------------------------------------------------------------
Distribution from net investment income                           (120,121)           (279,008)
-----------------------------------------------------------------------------------------------
Net decrease from capital share transactions                      (187,007)           (527,736)
-----------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (197,907)           (521,130)
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------

Beginning of period                                              3,642,027           4,163,157
-----------------------------------------------------------------------------------------------
END OF PERIOD
(INCLUDING UNDISTRIBUTED NET INVESTMENT
INCOME OF $112,880 AND $123,562, RESPECTIVELY)                  $3,444,120           3,642,027
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper U.S. Government Securities Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payments to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At April 30, 1998 the Fund had $394,323,000 in purchase commitments outstanding (11% of net assets) with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended April 30, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at April 30, 1998, amounting to approximately $679,036,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2004.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper, and pays a management fee at an annual rate of .45% of the first $250 million of average daily net assets declining to .32% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $7,355,000 for the six months ended April 30, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                          COMMISSIONS
                                                                                        ALLOWED BY KDI
                                                                 COMMISSIONS     -----------------------------
                                                               RETAINED BY KDI   TO ALL FIRMS    TO AFFILIATES
                                                               ---------------   -------------   -------------
                             Six months ended April 30, 1998      $124,000           793,000         5,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various

NOTES TO FINANCIAL STATEMENTS

                             firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                  DISTRIBUTION FEES      COMMISSIONS AND
                                                                      AND CDSC        DISTRIBUTION FEES PAID
                                                                   RECEIVED BY KDI       BY KDI TO FIRMS
                                                                  -----------------   ----------------------
                             Six months ended April 30, 1998          $433,000               522,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                       ASF PAID BY KDI
                                                                ASF PAID BY      ----------------------------
                                                              THE FUND TO KDI    TO ALL FIRMS   TO AFFILIATES
                                                             -----------------   ------------   -------------
                             Six months ended April 30,
                             1998                               $3,350,000        3,369,000        16,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,697,000 for the six months ended April 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 1998, the Fund made no direct payments to its officers and incurred trustees' fees of $29,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $2,750,238

                             Proceeds from sales                       3,058,148

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                       SIX MONTHS ENDED                     YEAR ENDED
                                                           APRIL 30,                        OCTOBER 31,
                                                             1998                              1997
                                                    -----------------------           -----------------------
                                                    SHARES         AMOUNT             SHARES         AMOUNT
                             --------------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                 7,971       $  65,643            15,238       $ 122,908
                             --------------------------------------------------------------------------------
                              Class B                 2,206          19,360             3,091          26,702
                             --------------------------------------------------------------------------------
                              Class C                   366           3,202               512           4,408
                             --------------------------------------------------------------------------------
                              Class I                   484           4,275               357           3,119
                             --------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                 7,930          69,732            18,612         161,490
                             --------------------------------------------------------------------------------
                              Class B                   187           1,645               354           3,074
                             --------------------------------------------------------------------------------
                              Class C                    29             257                48             421
                             --------------------------------------------------------------------------------
                              Class I                    17             151                36             310
                             --------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A               (39,044)       (332,594)          (97,936)       (821,052)
                             --------------------------------------------------------------------------------
                              Class B                (1,404)        (12,308)           (2,690)        (23,510)
                             --------------------------------------------------------------------------------
                              Class C                  (185)         (1,621)             (303)         (2,616)
                             --------------------------------------------------------------------------------
                              Class I                  (537)         (4,749)             (342)         (2,990)
                             --------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                   327           2,891               154           1,337
                             --------------------------------------------------------------------------------
                              Class B                  (327)         (2,891)             (154)         (1,337)
                             --------------------------------------------------------------------------------
                              NET DECREASE
                              FROM CAPITAL
                              SHARE TRANSACTIONS                  $(187,007)                        $(527,736)
                             --------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At April 30, 1998, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $12,438,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following open futures positions at April 30, 1998 (in thousands):

                                                      FACE                       EXPIRATION        GAIN AT
                                     TYPE            AMOUNT       POSITION          MONTH          4/30/98
                             -----------------------------------------------------------------------------

                             U.S. Treasury Note     $298,119      Short         June '98            $242
                             -----------------------------------------------------------------------------

                             U.S. Treasury Bond      109,377       Long         June '98              98
                             -----------------------------------------------------------------------------

                             U.S. Treasury Bond       91,045      Short         September '98        251
                             -----------------------------------------------------------------------------

                               Total                                                                $591
                             -----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    ------------------------------------------------
                                                                        CLASS A
                                                    ------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED            YEAR ENDED OCTOBER 31,
                                                    APRIL 30,    -----------------------------------
                                                      1998       1997    1996   1995    1994
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.81      8.74    8.92    8.35    9.29
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .29       .64     .63     .66     .67
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                --       .06    (.17)    .56    (.97)
----------------------------------------------------------------------------------------------------
Total from investment operations                        .29       .70     .46    1.22    (.30)
----------------------------------------------------------------------------------------------------
Less distribution from net investment income            .30       .63     .64     .65     .64
----------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.80      8.81    8.74    8.92    8.35
----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          3.34%     8.41    5.36   15.24   (3.37)
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Expenses                                                .78%      .78     .77     .72     .75
----------------------------------------------------------------------------------------------------
Net investment income                                  6.59%     7.34    7.17    7.68    7.58
----------------------------------------------------------------------------------------------------

                                                    ------------------------------------------------
                                                                         CLASS B
                                                    ------------------------------------------------
                                                    SIX MONTHS   YEAR ENDED OCTOBER
                                                      ENDED              31,            MAY 31 TO
                                                    APRIL 30,    -------------------   OCTOBER 31,
                                                      1998       1997   1996   1995       1994
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.80      8.73   8.91    8.34       8.67
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .25       .56    .54     .58        .28
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                --       .06   (.17)    .56       (.38)
------------------------------------------------------------------------------------------------------
Total from investment operations                        .25       .62    .37    1.14       (.10)
------------------------------------------------------------------------------------------------------
Less distribution from net investment income            .26       .55    .55     .57        .23
------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.79      8.80   8.73    8.91       8.34
------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          2.87%     7.40   4.36   14.18      (1.15)
------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------
Expenses                                               1.67%     1.73   1.73    1.69       1.71
------------------------------------------------------------------------------------------------------
Net investment income                                  5.70%     6.39   6.21    6.71       7.09
------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    --------------------------------------------------
                                                                         CLASS C
                                                    --------------------------------------------------
                                                    SIX MONTHS   YEAR ENDED OCTOBER
                                                      ENDED              31,            MAY 31 TO
                                                    APRIL 30,    -------------------   OCTOBER 31,
                                                       1998      1997   1996   1995       1994
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.82      8.75   8.93    8.35       8.67
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .25       .56    .55     .60        .29
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                --       .06   (.17)    .56       (.38)
------------------------------------------------------------------------------------------------------
Total from investment operations                        .25       .62    .38    1.16       (.09)
------------------------------------------------------------------------------------------------------
Less distribution from net investment income            .26       .55    .56     .58        .23
------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.81      8.82   8.75    8.93       8.35
------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          2.87%     7.42   4.40   14.33      (1.01)
------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                               1.68%     1.68   1.70    1.64       1.68
------------------------------------------------------------------------------------------------------
Net investment income                                  5.69%     6.44   6.24    6.76       7.12
------------------------------------------------------------------------------------------------------

                                                    ------------------------------------------
                                                                     CLASS I
                                                    ------------------------------------------
                                                    SIX MONTHS   YEAR ENDED
                                                      ENDED      OCTOBER 31,    JULY 3 TO
                                                    APRIL 30,    -----------   OCTOBER 31,
                                                       1998      1997   1996      1995
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.81      8.74   8.92       8.88
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .30       .66    .64        .22
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                --       .06   (.17)       .04
----------------------------------------------------------------------------------------------
Total from investment operations                        .30       .72    .47        .26
----------------------------------------------------------------------------------------------
Less distribution from net investment income            .31       .65    .65        .22
----------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.80      8.81   8.74       8.92
----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          3.43%     8.60   5.56       3.02
----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------
Expenses                                                .59%      .60    .59        .53
----------------------------------------------------------------------------------------------
Net investment income                                  6.78%     7.52   7.35       7.07
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                   YEAR ENDED OCTOBER 31,
                                          APRIL 30,    -------------------------------------------------
                                             1998        1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                $3,444,120   3,642,027   4,163,157   4,738,415   4,941,151
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             149%        261         391         362       1,000
--------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Data for the period ended April 30, 1998 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper U.S. Government Securities Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                          For            Withheld

   David W. Belin         257,863,149    4,948,106
   Lewis A. Burnham       257,919,376    4,891,879
   Donald L. Dunaway      257,992,859    4,818,397
   Robert B. Hoffman      258,005,156    4,806,099
   Donald R. Jones        257,895,432    4,915,824
   Shirley D. Peterson    257,341,891    5,469,364
   Daniel Pierce          257,278,049    5,533,207
   William P. Sommers     257,914,223    4,897,032
   Edmond D. Villani      257,748,450    5,062,805

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

                       For          Against     Abstain
                    254,776,842     2,009,829   6,024,584

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc.

                       For          Against     Abstain
                    243,413,035     4,983,562   10,653,205

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

                       For          Against     Abstain
                    216,357,779     8,340,997   15,612,583

5) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

                       For          Against     Abstain
   Class B          4,274,781       44,718      122,747
   Class C            661,328        8,586       12,036

NOTES

TRUSTEES & OFFICERS

TRUSTEES                                     OFFICERS

DANIEL PIERCE                                MARK S. CASADY
Chairman and Trustee                         President

DAVID W. BELIN                               PHILIP J. COLLORA
Trustee                                      Vice President and
                                             Secretary

LEWIS A. BURNHAM                             JOHN R. HEBBLE
Trustee                                      Treasurer

DONALD L. DUNAWAY                            JERARD K. HARTMAN
Trustee                                      Vice President

ROBERT B. HOFFMAN                            THOMAS W. LITTAUER
Trustee                                      Vice President

DONALD R. JONES                              ANN M. MCCREARY
Trustee                                      Vice President

SHIRLEY D. PETERSON                          ROBERT C. PECK, JR.
Trustee                                      Vice President

WILLIAM P. SOMMERS                           KATHRYN L. QUIRK
Trustee                                      Vice President

EDMOND D. VILLANI                            RICHARD L. VANDENBERG
Trustee                                      Vice President

                                             LINDA J. WONDRACK
                                             Vice President

                                             MAUREEN E. KANE
                                             Assistant Secretary

                                             CAROLINE PEARSON
                                             Assistant Secretary

                                             ELIZABETH C. WERTH
                                             Assistant Secretary


 ..............................................................................
LEGAL COUNSEL                VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                             222 North LaSalle Street
                             Chicago, IL 60601
 ..............................................................................
SHAREHOLDER                  KEMPER SERVICE COMPANY
SERVICE AGENT                P.O. Box 419557
                             Kansas City, MO 64141
 ..............................................................................
CUSTODIAN AND                INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT               801 Pennsylvania
                             Kansas City, MO 64105
 ..............................................................................
INVESTMENT MANAGER           KEMPER DISTRIBUTORS, INC.
                             222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER LOGO]
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Income Funds prospectus.
KGSF - 3 (6/98) 1048370

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)